UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2008
PARALLEL PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-13305 (Commission file number )	75-1971716 (IRS employer identification number)

1004 N. Big Spring, Suite 400, Midland, Texas (Address of principal executive offices)	79701 (Zip code)
(432) 684-3727
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
     On March 27, 2008, the Board of Directors (the “Board”) of Parallel Petroleum Corporation (“Parallel”), upon recommendation of the Compensation Committee of the Board, adopted the Parallel Petroleum Corporation 2008 Long-Term Incentive Plan, which is referred to below as the “Plan”, to be effective as of May 28, 2008, subject to approval by Parallel’s stockholders at the annual meeting of stockholders to be held on May 28, 2008.
     The Plan authorizes the Compensation Committee of the Parallel’s Board to grant nonqualified and incentive stock options, restricted stock awards, performance awards and other awards to selected officers, employees and consultants. The Plan also authorizes the grant of nonqualified stock options, restricted stock awards, performance awards and other awards to non-employee Directors. The Plan authorizes a total of 2,000,000 shares of common stock for award under the Plan.
     No awards will be made under the Plan until stockholder approval. If the Plan is not approved by the stockholders, the Plan will not become effective. In this event, the Board of Directors will consider whether to adopt alternative arrangements based on its assessment of the needs of Parallel.
     The following summary description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is filed herewith as Exhibit 10.1.
Description of the Plan
     General
     The purpose of the Plan is to attract and retain the services of key employees, key consultants and outside directors of Parallel and to provide such persons with a proprietary interest in Parallel through the granting of incentive stock options, nonqualified stock options, restricted stock, performance awards and other awards that will (i) increase the interest of such persons in Parallel’s welfare, (ii) furnish an incentive to such persons to continue their services for Parallel and (iii) provide a means through which Parallel may attract able persons as employees, consultants and outside directors.
     If adopted by the stockholders, the effective date of the Plan will be May 28, 2008, and the Plan will remain in effect until May 28, 2018, unless sooner terminated by the Board of Directors of Parallel. No award may be made under the Plan after its expiration date. However, awards made prior thereto may extend beyond the expiration date.
      Committee’s Authority
     The Plan will be administered by the Compensation Committee, or the “Committee”, of the Board of Directors consisting of two or more Board members who are “non-employee directors” in accordance with Rule 16b-3 under the Securities Exchange Act of 1934, and “outside directors” in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Committee, in its discretion, will have authority to (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, (iii) establish performance goals for awards under the Plan and certify the extent of a participant’s achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. The Committee may delegate to officers of Parallel, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of Parallel pursuant to such written delegation of authority will be deemed to have been taken by the Committee. Any interpretation, determination or other action made or taken by the Committee will be final, binding and conclusive on all interested parties.
      Eligibility
     Any employee, consultant or outside director of Parallel whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of Parallel is eligible to participate in the Plan; provided that only employees of Parallel will be eligible to receive incentive stock options. The Committee, upon its own action, may grant, but is not required to grant, an award to any employee, consultant or outside director of Parallel or any subsidiary. Awards may be granted by the Committee at any time and from time to time as the Committee determines. Awards need not contain similar provisions. As of March 25, 2008, we had 44 employees, four outside directors and two consultants who would be eligible under the Plan.
      Financial Effects of Awards
     Parallel will receive no monetary consideration for the granting of awards under the Plan, unless otherwise provided when granting restricted stock. Parallel will receive no monetary consideration other than the option price for shares of common stock issued to participants upon the exercise of their stock options.
      Number of Shares Available for Awards
     The maximum number of shares of common stock that may be delivered pursuant to awards granted under the Plan is 2,000,000 shares, 100% of which may be delivered pursuant to incentive stock options. Subject to certain adjustments, the maximum number of Parallel’s shares of common stock with respect to which stock options may be granted to any officer of Parallel subject to Section 16 of the Securities Exchange Act of 1934 or a “covered employee” as defined in Section 162(m)(3) of the Code during any calendar year is 2,000,000 shares. In addition, to the extent Section 162(m) of the Code applies to awards granted under the Plan and Parallel intends to comply with the requirements of Section 162(m) of the Code with respect to those awards, no participant may receive in any calendar year performance-based awards with an aggregate value of more than $1,000,000 (based on the fair market value of shares of the common stock at the time of the grant of a performance-based award involving the issuance of shares of common stock). Shares to be issued may be made available from authorized but unissued common stock, common stock held by Parallel in its treasury, or common stock purchased by Parallel on the open market or otherwise. During the term of the Plan, Parallel will at all times reserve and keep enough shares of its common stock available to satisfy the requirements of the Plan.
      Grants of Awards
     The grant of an award must be authorized by the Committee and will be evidenced by an award agreement setting forth the award being granted, the total number of shares of common stock subject to the award(s), the option price (if applicable), the award period, the date of grant, and such other terms, provisions, limitations and performance objectives, as are approved by the Committee, but not inconsistent with the Plan.
      Award Period
     The Committee may, in its discretion, provide that an incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the award agreement. Except as provided in the award agreement, an incentive may be exercised in whole or in part at any time during its term. The award period for an incentive will be reduced or terminated upon termination of service. No incentive granted under the Plan may be exercised at any time after the end of its award period and no portion of any incentive may be exercised after the expiration of ten years from its date of grant.
      Vesting
     The Committee, in its sole discretion, may determine that an incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of an incentive may be vested.
     Reuse of Shares
     To the extent that any award under the Plan is forfeited, expires or is canceled, in whole or in part, then the number of shares of common stock covered by the award or stock option so forfeited, expired or canceled may again be awarded under the Plan. If previously acquired shares of common stock are delivered to Parallel in full or partial payment of the exercise price for the exercise of a stock option granted under the Plan, the number of shares of common stock available for future awards under the Plan will be reduced only by the net number of shares of common stock issued upon the exercise of the stock option. Previously acquired shares of common stock surrendered to Parallel for payment of applicable employment tax withholding or other tax payment due with respect to any award may again be awarded pursuant to the provisions of the Plan. Awards that may be satisfied either by the issuance of shares of common stock or by cash or other consideration shall be counted against the maximum number of shares of common stock that may be issued under the Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares of common stock. Awards will not reduce the number of shares of common stock that may be issued, however, if the settlement of the award will not require the issuance of shares of common stock. Only shares forfeited back to Parallel, shares canceled on account of termination, expiration or lapse of an award, shares surrendered in payment of the exercise price of an option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of incentive stock options under the Plan, but shall not increase the maximum number of shares of common stock that may be delivered pursuant to incentive stock options.
      Stock Options
     The Compensation Committee may grant awards under the Plan in the form of options to purchase shares of Parallel’s common stock. The Compensation Committee will have the authority to determine the terms and conditions of each option, the number of shares subject to the option, and the manner and time of the option’s exercise.
     The fair market value of shares of common stock subject to options is determined by the closing price as reported on the Nasdaq Global Market on the date the value is to be determined. The exercise price of an option may be paid in cash, in shares of Parallel’s common stock or a combination of both. Unless terminated earlier, the stock options granted under the Plan expire no more than ten years from the date of the grant.
     Recipients of stock options may pay the option exercise price (i) in cash, check, bank draft or money order payable to the order of Parallel and in U.S. dollars, (ii) by delivering to Parallel shares of its common stock (including restricted stock) already owned by the participant having a fair market value equal to the aggregate option exercise price and that the participant has not acquired from Parallel within six months prior to the exercise date, (iii) by delivering (including by FAX or electronic transmission) to Parallel or its designated agent an executed irrevocable option exercise form (or exercise instructions) together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to Parallel, to sell certain of the shares of common stock purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to Parallel the amount of sale or loan proceeds necessary to pay the purchase price, and (iv) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.
      Nonqualified Stock Option Grants
     The option price for shares of common stock that may be purchased under a nonqualified stock option may be equal to or greater than the fair market value of the shares on the date of grant.
      Incentive Stock Option Grants
     Incentive stock options may only be granted to employees of Parallel. The option price for shares of common stock that may be purchased under an incentive stock option must be at least equal to the fair market value of the shares on the date of grant. If an incentive stock option is granted to an employee who owns or is deemed to own (by reason of certain attribution rules of the Code) more than ten percent of the combined voting power of all classes of stock of Parallel (or any parent or subsidiary), the option price must be at least 110% of the fair market value of the common stock on the date of grant. The Committee may not grant incentive stock options under the Plan to any employee that would permit the aggregate fair market value (determined on the date of grant) of the common stock with respect to which incentive stock options (under the Plan and any other plan of Parallel and its subsidiaries) are exercisable for the first time by such employee during any calendar year to exceed $100,000. To the extent any stock option granted under the Plan that is designated as an incentive stock option exceeds this limit or otherwise fails to qualify as an incentive stock option, such stock option (or any such portion thereof) will be a nonqualified stock option.
      Restricted Stock Grants
     Shares of restricted stock awarded under the Plan will be subject to the terms, conditions, restrictions and/or limitations, if any, that the Compensation Committee deems appropriate, including restrictions on continued employment. The Compensation Committee may also restrict continued entitlement to the awarded shares of restricted stock to the attainment of specific performance targets it establishes that are based upon one or more of the following criteria described below under “ — Performance Goals”.
     Each participant who is awarded or receives restricted stock will be issued a stock certificate or certificates evidencing such shares of common stock. Such certificate(s) will be registered in the name of the participant, and will bear an appropriate legend referring to the terms, conditions and restrictions applicable to such restricted stock. During such period as may be determined by the Committee commencing on the date of grant or the date of exercise of an award, the participant will not be permitted to sell, transfer, pledge or assign shares of restricted stock. Unless otherwise provided in a particular award agreement, upon termination of service for any reason during the restriction period, the nonvested shares of restricted stock will be forfeited by the participant. The provisions of restricted stock need not be the same with respect to each participant.

     Performance Awards
     The Committee may grant performance awards to any participant upon such terms and conditions as are specified at the time of the grant and may include provisions establishing the performance period, the performance goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a performance award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder and (iii) to the extent the Committee determines that an award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder. Each performance award will have its own terms and conditions. Performance awards may be valued by reference to the fair market value of a share of common stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of performance goals based upon the factors described below under “ — Performance Goals” and/or remaining in the employ of Parallel for a specified period of time. Performance awards may be paid in cash, shares of common stock or other consideration, or any combination thereof. The extent to which any applicable performance objective has been achieved will be conclusively determined by the Committee.
     Other Awards
     The Committee may grant to any participant other forms of awards, based upon, payable in, or otherwise related to, in whole or in part, shares of common stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the Plan. The terms and conditions of such other form of award will be specified by the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law or for such other consideration as may be specified by the grant.
     Performance Goals
     Awards of restricted stock, performance awards and other awards (whether relating to cash or shares of common stock) under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria: one or more measures of reserves of oil and natural gas; one or more components of the production of oil and natural gas; cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of Parallel’s common stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of Parallel as a whole or any business unit of Parallel and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual, and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in Parallel’s quarterly and annual earnings releases, or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with Parallel’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award which is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of Parallel’s Annual Report on Form 10-K and/or the Compensation Discussion and Analysis section of Parallel’s Annual Report or proxy statement. However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.
      No Repricing
     No awards under the Plan may be repriced or exchanged for awards with lower exercise prices because of a drop in market prices since grant, unless such repricings or exchanges are approved by the stockholders of Parallel.
     Amendment and Discontinuance
     Subject to certain limitations, the Board may at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; except that no amendment for which stockholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which the common stock is listed or traded or (ii) in order for the Plan and incentives awarded under the Plan to comply with Sections 162(m), 421 and 422 of the Code, including any successors to such Sections, or other applicable law, shall be effective unless such amendment is approved by the requisite vote of the stockholders of Parallel entitled to vote thereon. Unless required by law, no action contemplated or permitted by Article 9 of the Plan shall adversely affect any rights of participants or obligations of Parallel to participants with respect to any incentive previously granted under the Plan without the consent of the affected participant.
     Capital Adjustments
     If any dividend or other distribution (whether in the form of cash, common stock, other securities or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase or exchange of common stock or other securities, issuance of warrants or other rights to purchase common stock or other securities, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust (i) the number of shares and type of common stock issuable and the price paid for such shares, and/or (ii) the amount paid for forfeited shares, if any.
     Change in Control Provisions
     The existence of the Plan and the incentives granted thereunder do not affect in any way the right or power of Parallel or its stockholders to make or authorize any Change in Control. Subject to any required shareholder action or except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if Parallel is the surviving or resulting corporation in any merger, consolidation or share exchange, any incentive granted under the Plan shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of common stock subject to the incentive would have been entitled. In the event of any merger, consolidation or share exchange pursuant to which Parallel is not the surviving or resulting corporation, there will be substituted for each share of common stock subject to the unexercised portions of outstanding incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of Parallel in respect to each share of common stock held by them, such outstanding incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms. Notwithstanding the foregoing, except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all incentives granted under the Plan may be canceled by Parallel, in its sole discretion, as of the effective date of any Change in Control in accordance with the terms and provisions of the Plan providing for notice or payments. In case Parallel, at any time while any incentive under the Plan is in force and remains unexpired, (i) sells all or substantially all of its property, or (ii) dissolves, liquidates, or winds up its affairs, then each participant under the Plan will be entitled to receive, in lieu of each share of common stock of Parallel which such participant would have been entitled to receive under the incentive, the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation or winding up with respect to each share of common stock of Parallel. As used in the Plan, the term “Change in Control” means any one of the following, except as otherwise provided in the Plan:
•	any person, subject to certain exceptions, acquires ownership of stock of Parallel that, together with stock held by such person, constitutes more than 50% of the total fair market value or total voting power of Parallel’s stock; provided, however, if any person is considered to own more than 50% of the total fair market value or total voting power of Parallel, the acquisition of additional stock by the same person is not considered to be a Change in Control;

•	during any 12-month period, a majority of members of the Board is replaced by directors whose appointment or election is not endorsed by a majority of the Board before the date of the appointment or election; provided, however, that any such director shall not be considered to be endorsed by the Board if his or her initial assumption of office occurs as a result of an actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

•	there is consummated a merger or consolidation of Parallel or any direct or indirect subsidiary of Parallel with any other corporation, except if:
(i)	the merger or consolidation would result in the voting stock of Parallel outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting stock of the surviving entity or any parent thereof) more than 70% of the total voting power of the stock of Parallel or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

(ii)	the merger or consolidation is effected to implement a recapitalization of Parallel (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, during the 12-month period ending on the date of the most recent acquisition by such person or group, of stock of Parallel (not including in the stock beneficially owned by such person any stock acquired directly from Parallel or its affiliates other than in connection with the acquisition by Parallel or its affiliates of a business) representing 30% or more of the total voting power of Parallel’s then outstanding stock; or
•	any person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person) assets of Parallel that have a total gross fair market value equal to at least 40% of the total gross fair market value of all of Parallel’s assets immediately before such acquisition or acquisitions. However, there is no Change in Control when there is a sale or transfer to (i) a stockholder of Parallel (immediately before the asset transfer) in exchange for or with respect to Parallel’s then outstanding stock; (ii) an entity, at least 50% of the total value or voting power of the stock of which is owned, directly or indirectly, by Parallel; (iii) a person that owns directly or indirectly, at least 50% of the total value or voting power of the outstanding stock of Parallel; or (iv) an entity, at least 50% of the total value or voting power of the stock of which are owned by a person that owns, directly or indirectly, at least 50% of the total value or voting power of the outstanding stock of Parallel.
     If an award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Change in Control” for purposes of such award shall be the definition provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.
      Termination of Service
     In case of a participant’s termination of service, the award period for all unvested awards will terminate or be reduced unless the Committee accelerates vesting of the award. Vested incentive stock options must be exercised within three months of termination except in the case of death, disability or retirement and will be exercisable for a period of one year following termination due to death or disability.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Description

10.1	2008 Long-Term Incentive Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARALLEL PETROLEUM CORPORATION
By:	/s/ Larry C. Oldham
Larry C. Oldham, President and Chief Executive Officer

Dated: April 2, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	2008 Long-Term Incentive Plan